Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENT

On January 26, 2015, we issued $400.0 million of our 3.70% Senior Notes due 2045 (the “3.70% Senior Notes”).  We received proceeds of $394.9 million, after deducting underwriter’s discounts and commissions. In addition, we incurred expenses of approximately $0.8 million related to the issuance.  Upon issuance of the 3.70% Senior Notes, we also closed a forecasted debt issuance hedge, which was entered into to hedge against a possible rise in interest rates, and recognized a $12.9 million pretax loss as part of accumulated other comprehensive income (loss); the loss will be recognized as an adjustment to interest expense and amortized over the life of the 3.70% Senior Notes.